Exhibit to Accompany
Item 77K
Form N-SAR
The Marshall Funds
(the Funds)

The annual meeting of the shareholders of the Marshall Funds, Inc. was held on October 6, 2011.

The matters voted on by the shareholders of record as of August 10, 2011 and the results of the vote at the shareholder meetings held
October 6, 2011 were as follows:






1.	To approve a new investment advisory agreement between the
Corporation and M&I Investment Management Corp. (the Adviser).





Affirmative

Against

Abstain

Large-Cap Value Fund
	10,662,484
	6,424
	14,139
Large-Cap Growth Fund
	10,558,519
	24,271
	13,874
Large-Cap Focus Fund
	5,149,673
	0
	0
Mid-Cap Value Fund
	13,469,138
	12,234
	37,875
Mid-Cap Growth Fund
	11,188,411
	14,578
	5,868
Small-Cap Value Fund
	2,695,382
	0
	0
Small-Cap Growth Fund
	17,560,627
	28,710
	96,779
International Stock Fund
	6,664,020
	7,224
	2,402
Emerging Markets Equity Fund
	2,927,690
	0
	796
Ultra Short Tax-Free Fund
	36,070,535
	0
	3,745
Short-Term Income Fund
	11,652,826
	5,175
	6,655
Short-Intermediate Bond Fund
	10,563,007
	8,054
	4,474
Intermediate Tax-Free Fund
	23,200,749
	207,223
	246,359
Government Income Fund
	13,401,087
	203,686
	318,746
Corporate Bond Fund
	6,352,467
	1,644
	614
Aggregate Bond Fund
	39,148,086
	3,267
	2,330
Core Plus Bond Fund
	8,624,618
	0
	0
Government Money Market Fund
	251,145,834
	8,238
	0
Tax-Free Money Market Fund
	512,238,728
	49,490
	281,196
Prime Money Market Fund
	1,991,582,696
	1,713,719
	54,845,357

2.	To approve a new subadvisory agreement between the Adviser
and Taplin, Canida & Habacht, LLC (TCH).





Affirmative

Against

Abstain

Corporate Bond Fund
	6,349,495
	4,616
	614
Core Plus Bond Fund
	8,624,618
	0
	0

3.	To elect eight Board of Directors consisting of the following:





Affirmative

Against

Abstain

Larry D. Armel
	3,074,740,089
	0
	98,761,810
John M. Blaser
	3,113,342,388
	0
	60,519,510
Ridge A. Braunschweig
	3,108,353,065
	0
	65,148,834
Ellen M. Costello
	3,116,148,343
	0
	57,353,556
Benjamin M. Cutler
	3,108,317,307
	0
	65,184,592
John A. Lubs
	3,108,187,915
	0
	65,313,984
James Mitchell
	3,107,777,063
	0
	65,724,836
Barbara J. Pope
	3,106,977,285
	0
	66,524,614

4.	To approve the reclassification of each Funds fundamental
investment limitation regarding selling short and buying on margin as non-fundamental.





Affirmative

Against

Abstain

Large-Cap Value Fund
	10,657,503
	11,404
	14,139
Large-Cap Growth Fund
	10,527,625
	44,638
	24,402
Large-Cap Focus Fund
	5,149,673
	0
	0
Mid-Cap Value Fund
	13,428,002
	47,269
	44,049
Mid-Cap Growth Fund
	11,180,006
	22,376
	6,475
Small-Cap Value Fund
	2,695,382
	0
	0
Small-Cap Growth Fund
	17,453,289
	106,916
	125,911
International Stock Fund
	6,645,944
	25,300
	2,402
Emerging Markets Equity Fund
	2,927,519
	96
	871
Ultra Short Tax-Free Fund
	35,992,104
	82,177
	0
Short-Term Income Fund
	11,648,571
	7,767
	8,317
Short-Intermediate Bond Fund
	10,555,304
	15,071
	5,160
Intermediate Tax-Free Fund
	22,937,609
	478,273
	238,449
Government Income Fund
	13,205,119
	433,505
	284,895
Corporate Bond Fund
	6,352,467
	4,616
	614
Aggregate Bond Fund
	39,145,749
	4,421
	3,513
Core Plus Bond Fund
	8,624,618
	0
	0
Government Money Market Fund
	251,128,663
	25,409
	0
Tax-Free Money Market Fund
	511,577,937
	686,233
	305,245
Prime Money Market Fund
	1,947,518,675
	45,102,801
	55,520,295





5.	To approve the modification of each Funds fundamental investment limitation regarding issuing senior securities and borrowing money.





Affirmative

Against

Abstain

Large-Cap Value Fund
	10,655,464
	10,925
	16,658
Large-Cap Growth Fund
	10,541,444
	36,345
	18,876
Large-Cap Focus Fund
	5,149,673
	0
	0
Mid-Cap Value Fund
	13,432,236
	43,183
	43,901
Mid-Cap Growth Fund
	11,179,936
	25,022
	3,899
Small-Cap Value Fund
	2,695,382
	0
	0
Small-Cap Growth Fund
	17,437,396
	121,655
	127,066
International Stock Fund
	6,646,469
	24,666
	2,511
Emerging Markets Equity Fund
	2,927,615
	0
	871
Ultra Short Tax-Free Fund
	36,010,526
	60,010
	3,745
Short-Term Income Fund
	11,649,679
	6,823
	8,153
Short-Intermediate Bond Fund
	10,551,861
	14,633
	9,041
Intermediate Tax-Free Fund
	22,916,660
	496,717
	240,953
Government Income Fund
	13,219,419
	418,237
	285,862
Corporate Bond Fund
	6,352,467
	1,644
	614
Aggregate Bond Fund
	39,146,300
	3,870
	3,513
Core Plus Bond Fund
	8,624,378
	240
	0
Government Money Market Fund
	251,145,834
	8,238
	0
Tax-Free Money Market Fund
	511,533,278
	730,892
	305,245
Prime Money Market Fund
	1,990,053,052
	2,777,774
	55,310,946

6.	To approve the reclassification of each Funds fundamental
investment limitation regarding pledging assets as non-fundamental.





Affirmative

Against

Abstain

Large-Cap Value Fund
	10,659,126
	9,782
	14,139
Large-Cap Growth Fund
	10,519,555
	35,769
	41,341
Large-Cap Focus Fund
	5,149,673
	0
	0
Mid-Cap Value Fund
	13,426,519
	47,956
	44,846
Mid-Cap Growth Fund
	11,176,100
	24,416
	8,341
Small-Cap Value Fund
	2,695,382
	0
	0
Small-Cap Growth Fund
	17,427,200
	133,345
	125,572
International Stock Fund
	6,646,233
	25,011
	2,402
Emerging Markets Equity Fund
	2,927,519
	96
	871
Ultra Short Tax-Free Fund
	35,992,104
	78,431
	3,745
Short-Term Income Fund
	11,648,673
	7,160
	8,822
Short-Intermediate Bond Fund
	10,558,261
	10,144
	7,130
Intermediate Tax-Free Fund
	22,871,363
	538,102
	244,866
Government Income Fund
	13,208,662
	428,699
	286,158
Corporate Bond Fund
	6,349,495
	4,616
	614
Aggregate Bond Fund
	39,149,515
	654
	3,513
Core Plus Bond Fund
	8,624,618
	0
	0
Government Money Market Fund
	251,136,746
	17,326
	0
Tax-Free Money Market Fund
	511,526,665
	692,122
	350,627
Prime Money Market Fund
	1,892,941,128
	99,845,298
	55,355,346

7.	To approve the modification of each Funds fundamental investment limitation regarding investing in commodities.





Affirmative

Against

Abstain

Large-Cap Value Fund
	10,658,985
	9,922
	14,139
Large-Cap Growth Fund
	10,516,891
	36,247
	43,527
Large-Cap Focus Fund
	5,149,673
	0
	0
Mid-Cap Value Fund
	13,434,670
	42,064
	42,587
Mid-Cap Growth Fund
	11,177,133
	27,646
	4,078
Small-Cap Value Fund
	2,695,382
	0
	0
Small-Cap Growth Fund
	17,483,144
	88,541
	114,431
International Stock Fund
	6,643,538
	27,629
	2,479
Emerging Markets Equity Fund
	2,927,690
	0
	796
Ultra Short Tax-Free Fund
	36,010,782
	59,753
	3,745
Short-Term Income Fund
	11,647,475
	8,863
	8,317
Short-Intermediate Bond Fund
	10,560,637
	9,226
	5,672
Intermediate Tax-Free Fund
	22,897,644
	518,878
	237,809
Government Income Fund
	13,241,462
	389,444
	292,613
Corporate Bond Fund
	6,352,467
	1,644
	614
Aggregate Bond Fund
	39,143,291
	7,137
	3,255
Core Plus Bond Fund
	8,624,618
	0
	0
Government Money Market Fund
	251,153,917
	155
	0
Tax-Free Money Market Fund
	511,257,473
	685,115
	626,827
Prime Money Market Fund
	1,948,617,027
	44,247,283
	55,277,462






8.	To approve the modification of each Funds fundamental investment limitation regarding investing in real estate.





Affirmative

Against

Abstain

Large-Cap Value Fund
	10,655,379
	13,529
	14,139
Large-Cap Growth Fund
	10,470,474
	102,622
	23,569
Large-Cap Focus Fund
	5,149,673
	0
	0
Mid-Cap Value Fund
	13,434,270
	42,772
	42,279
Mid-Cap Growth Fund
	11,178,153
	23,447
	7,257
Small-Cap Value Fund
	2,695,382
	0
	0
Small-Cap Growth Fund
	17,470,366
	90,530
	125,220
International Stock Fund
	6,645,852
	25,315
	2,479
Emerging Markets Equity Fund
	2,927,615
	75
	796
Ultra Short Tax-Free Fund
	36,010,782
	59,753
	3,745
Short-Term Income Fund
	11,646,686
	9,495
	8,473
Short-Intermediate Bond Fund
	10,554,743
	13,880
	6,911
Intermediate Tax-Free Fund
	22,917,273
	508,291
	228,768
Government Income Fund
	13,198,169
	414,096
	311,254
Corporate Bond Fund
	6,349,495
	4,616
	614
Aggregate Bond Fund
	39,150,066
	361
	3,255
Core Plus Bond Fund
	8,624,355
	263
	0
Government Money Market Fund
	251,153,917
	155
	0
Tax-Free Money Market Fund
	511,566,038
	722,758
	280,618
Prime Money Market Fund
	1,948,745,253
	44,106,972
	55,289,547

9.	To approve the modification of each Funds fundamental investment limitation regarding diversification of investments.





Affirmative

Against

Abstain

Large-Cap Value Fund
	10,658,013
	10,985
	14,049
Large-Cap Growth Fund
	10,546,334
	33,230
	17,101
Large-Cap Focus Fund
	5,149,673
	0
	0
Mid-Cap Value Fund
	13,440,209
	39,148
	39,964
Mid-Cap Growth Fund
	11,179,051
	23,748
	6,057
Small-Cap Value Fund
	2,695,382
	0
	0
Small-Cap Growth Fund
	17,507,839
	63,959
	114,318
International Stock Fund
	6,663,587
	7,580
	2,479
Emerging Markets Equity Fund
	2,927,690
	0
	796
Ultra Short Tax-Free Fund
	36,070,279
	257
	3,745
Short-Term Income Fund
	11,647,853
	6,707
	10,095
Short-Intermediate Bond Fund
	10,553,424
	15,199
	6,911
Intermediate Tax-Free Fund
	22,967,527
	446,583
	240,221
Government Income Fund
	13,287,967
	320,154
	315,398
Corporate Bond Fund
	6,349,495
	4,616
	614
Aggregate Bond Fund
	39,146,557
	3,870
	3,255
Core Plus Bond Fund
	8,624,378
	240
	0
Government Money Market Fund
	251,145,834
	8,238
	0
Tax-Free Money Market Fund
	511,612,247
	676,550
	280,618
Prime Money Market Fund
	1,949,369,430
	43,432,615
	55,339,727

10.	To approve the modification of each Funds fundamental investment limitation regarding underwriting.





Affirmative

Against

Abstain

Large-Cap Value Fund
	10,658,307
	10,601
	14,139
Large-Cap Growth Fund
	10,525,316
	35,822
	35,527
Large-Cap Focus Fund
	5,149,673
	0
	0
Mid-Cap Value Fund
	13,433,056
	41,817
	44,447
Mid-Cap Growth Fund
	11,176,526
	25,280
	7,050
Small-Cap Value Fund
	2,695,382
	0
	0
Small-Cap Growth Fund
	17,494,089
	78,456
	113,571
International Stock Fund
	6,661,873
	10,196
	1,577
Emerging Markets Equity Fund
	2,927,690
	0
	796
Ultra Short Tax-Free Fund
	36,010,526
	60,010
	3,745
Short-Term Income Fund
	11,642,457
	6,333
	15,866
Short-Intermediate Bond Fund
	10,554,421
	15,101
	6,012
Intermediate Tax-Free Fund
	22,927,956
	474,474
	251,901
Government Income Fund
	13,222,522
	379,495
	321,502
Corporate Bond Fund
	6,352,467
	2,100
	158
Aggregate Bond Fund
	39,143,291
	7,137
	3,255
Core Plus Bond Fund
	8,624,378
	240
	0
Government Money Market Fund
	251,153,917
	155
	0
Tax-Free Money Market Fund
	511,566,763
	722,034
	280,618
Prime Money Market Fund
	1,991,179,563
	2,042,499
	54,919,710






11.	To approve a manager of managers structure.





Affirmative

Against

Abstain

Large-Cap Value Fund
	10,654,346
	14,870
	13,831
Large-Cap Growth Fund
	10,510,466
	66,521
	19,677
Mid-Cap Value Fund
	13,433,740
	46,978
	38,602
Mid-Cap Growth Fund
	11,182,698
	21,231
	4,928
Small-Cap Growth Fund
	17,334,933
	222,346
	128,838
Short-Term Income Fund
	11,542,157
	107,540
	14,958
Short-Intermediate Bond Fund
	10,552,721
	16,243
	6,571
Intermediate Tax-Free Fund
	22,929,165
	480,019
	245,147
Government Income Fund
	12,927,620
	663,925
	331,975
Aggregate Bond Fund
	39,147,058
	3,867
	2,758
Government Money Market Fund
	249,185,994
	1,968,077
	0
Tax-Free Money Market Fund
	508,407,484
	3,880,734
	281,196
Prime Money Market Fund
	1,893,769,037
	99,494,156
	54,878,578